   [LOGO]

 The
Bear Stearns
 Funds

245 PARK AVENUE
NEW YORK, NY 10167
1.800.766.4111

INVESTMENT MANAGER/ADVISER        TRANSFER AND DIVIDEND
Bear Stearns Asset                DISBURSEMENT AGENT
Management Inc.                   PFPC Inc.
575 Lexington Avenue              Bellevue Corporate Center
New York, NY 10022                400 Bellevue Parkway
ADMINISTRATOR                     Wilmington, DE 19809
Bear Stearns Funds                INDEPENDENT AUDITORS
Management Inc.                   Deloitte & Touche LLP
245 Park Avenue                   Two World Financial Center
New York, NY 10167                New York, NY 10281
DISTRIBUTOR                       EMERGING MARKETS DEBT
Bear, Stearns & Co. Inc.          PORTFOLIO:
245 Park Avenue                   CUSTODIAN
New York, NY 10167                Brown Brothers Harriman & Co.
TOTAL RETURN BOND PORTFOLIO &     40 Water Street
HIGH YIELD TOTAL RETURN           Boston, MA 02109
PORTFOLIO:                        COUNSEL
CUSTODIAN                         Mayer, Brown & Platt
Custodial Trust Company           1675 Broadway
101 Carnegie Center               New York, NY 10019
Princeton, NJ 08540
COUNSEL
Kramer, Levin, Naftalis &
Frankel
919 Third Avenue
New York, NY 10022

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.

                                                                    BSF-R-016-02

Emerging
Markets Debt
Portfolio

Total Return
Bond Portfolio

High Yield
Total Return
Portfolio

Annual Report
March 31, 1998

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                          Total Return Bond Portfolio
                       High Yield Total Return Portfolio
                             LETTER TO SHAREHOLDERS

                                                                  April 22, 1998
Dear Shareholders:

We are pleased to present the annual report to shareholders for the Emerging Markets Debt Portfolio ("Debt Portfolio"), Total Return Bond Portfolio ("Bond Portfolio") and High Yield Total Return Portfolio ("High Yield Portfolio") for the fiscal year ended March 31, 1998. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" and line graph (except for the High Yield Portfolio) sections of this report.

The report on the High Yield Portfolio covers the period from January 2, 1998 (commencement of investment operations) through March 31, 1998, its first three months of operations.

EMERGING MARKETS DEBT PORTFOLIO*

For the fiscal year ended March 31, 1998, the Debt Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 19.31%.(1) The Debt Portfolio's benchmark index, the Salomon Brothers Emerging Markets Debt Mutual Fund Index, returned 21.91% for the same period.

The Debt Portfolio's strong returns for the period reflect both the solid foundation for credit improvement in many emerging markets and our focus on those countries making the most progress toward sustainable economic growth with low inflation. Although late 1997 was difficult for investors in emerging markets due to the ripple effects from the currency crisis in Southeast Asia, this upheaval accelerated the reform process in the region. A number of countries, including Korea, Thailand, Indonesia and the Philippines, have agreed to introduce market-oriented reforms in exchange for financial assistance from the International Monetary Fund, World Bank and individual countries.

We expect significant financial and corporate restructuring to continue in Asia, which should lead to additional investment opportunities in the region. Consistent with this outlook, we recently raised our Asian exposure by two percentage points to 6%, introducing an allocation to Korea. We believe that Korea is best positioned to take advantage of an improvement in the region's competitiveness. Korea has made progress in instituting labor reforms, deregulating its financial markets and lowering barriers to the acquisition of Korean companies by non-Korean entities. We were also pleased by the country's election of a new, reformist president and by Standard & Poor's decision to upgrade the country's credit rating.

A VALIDATION OF OUR STRATEGY

Ironically, we have seen a confirmation of our investment approach in the fallout from Asia. Countries that we have favored have continued to implement reforms. Mexico, for example, has significantly reduced public spending in an effort to offset the decline in its oil revenues resulting from lower oil prices. Russia, where tax collection has been a long-standing problem, has seen a significant increase both in the quantity and quality of tax revenues, which encouraged the International Monetary Fund to extend the term of its financial assistance.

We remain comfortable with the long-term outlook for the countries in which we have invested. However, shorter-term considerations keep us from investing as aggressively as we would like. Among our concerns is the impact of lower prices for oil and other commodities on many of these countries, which are dependent on natural resources for much of their exports and wealth. Ecuador and Venezuela, for example, have not adjusted as quickly as Mexico to the prospect of lower revenues. Economic growth prospects in selected countries represent another concern. Brazil, for instance, which represents a large percentage of Latin America's total economic output, is likely to show little economic growth this year. Finally, a potential slowdown in economic growth in the U.S. and ongoing sluggishness in Japan could lessen the demand for imports from many emerging countries.

Consistent with our focus on relative value, we continue to attempt to identify opportunities in markets that have suffered and to emphasize those countries with the best prospects for meaningful reform and economic stability.

TOTAL RETURN BOND PORTFOLIO

For the fiscal year ended March 31, 1998, the Bond Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 9.43%.(2) The Bond Portfolio's benchmark index, the Salomon Brothers Broad Investment Grade Bond Index, returned 11.98% for the same period.

ASIAN CRISIS CHECKS INFLATION

In April 1997, the domestic fixed income markets peaked on concerns that the strong economy would lead to an upsurge in inflation. After Gross Domestic Product growth was reported at near 6% in the first quarter of 1997, the yield on the 30-year Treasury bond exceeded 7% as the Federal Reserve Board (the "Fed") maintained its bias toward tighter monetary policy. However, as the year progressed, inflation fears eased and rates across the yield curve declined. Ironically, the financial crisis in Asia had the beneficial effect of dampening inflation concerns on expectations that growth domestically and globally would slow. As of March 31, 1998, the 30-year Treasury yield was 5.92%.

With inflationary pressures nonexistent and evidence of an Asia-led slowdown beginning to emerge, the Fed has remained on the sidelines. As a result of the decline in volatility and a tightening of trading ranges, mortgage-backed securities were the top-performing sector during the first quarter of 1998, followed by corporate issues and Treasuries. Corporate spreads, which had widened in the fourth quarter of 1997 as a result of the Asian crisis, recovered in the first quarter of 1998 and prices firmed as the fallout appeared less serious than initially feared.

We expect long-term Treasuries to continue to benefit from low inflation, the strength of the dollar and the relative attractiveness of U.S. yields vis-a-vis other major global markets. The Treasury market should gain further support as we enter a period of budget surplus for the first time in decades. However, we do not expect to see a meaningful rally, particularly in issues with shorter maturities, until there are meaningful signs of a slowdown in economic growth.

We are maintaining our overweighted position in corporate bonds, reflecting our confidence that inflation will remain low and economic growth will continue. Although corporate profit growth is expected to slow, it is still expected to remain positive and corporate credit quality should benefit. Despite the high levels of refinancing and increased prepayment volatility in the mortgage-backed securities market, we see pockets of investment opportunity, particularly in commercial mortgage-backed securities. Our bias is toward a steepening of the yield curve, particularly between two and ten years, causing us to adopt a bulleted approach to the positioning of the Bond Portfolio -- with a focus on the three-to-seven-year range and the 30-year end of the yield curve.

HIGH YIELD TOTAL RETURN PORTFOLIO**

For the fiscal year ended March 31, 1998, the High Yield Portfolio's Class A shares (without giving effect to the sales charge) had a total return of 8.30%.(3) The High Yield Portfolio's benchmark index, the Lipper High Current Yield Funds Index, returned 4.27% for the same period. Its broad-based securities market index, the C.S. First Boston High Yield Bond Index, returned 3.01% for the same period.

The objective of the High Yield Portfolio is total return through a combination of high current income and capital appreciation. The management team uses proprietary credit screening software and hands-on fundamental analysis to select undervalued high yield securities that are believed to be positioned for gradual or substantial credit improvement. Such improvements may result from business developments that could significantly improve an issuer's financial situation such as a merger or the issuance of equity to pay down debt.

A FOCUS ON VALUE AND HIGH TOTAL RETURN POTENTIAL

During the first calendar quarter of 1998, our primary focus was on constructing a portfolio of up to 100 companies that met our strict criteria for strong credit fundamentals -- which we accomplished. We concentrated on sectors where we could find value and high total return potential such as telecommunications, especially competitive local exchange companies ("CLECs") and European long-distance carriers; consumer cyclicals, including food companies and apparel and automotive manufacturers; and niche industrial concerns. Areas that we avoided due to high valuations and/ or credit concerns were energy, steel and radio/television broadcasting.

Two examples of our telecommunications holdings are WinStar Communications, Inc. (2.26% of net assets) and Barak I.T.C. (1.64%). WinStar is a wireless CLEC that is aggressively and successfully building out a nationwide telecommunications network. The company, which is publicly traded, has very good operating momentum and is a possible merger candidate over the next eighteen months. Barak is an Israeli long-distance carrier that has achieved over 25% market share penetration within a year. Like WinStar, Barak is an aggressive marketer, and we like its growth prospects. In consumer cyclicals, we bought the preferred stock of Nebco Evans Holdings Co. (2.17%), a food distributor for fast-food restaurants. Already a major supplier for Burger King, Nebco recently became the distributor for all of Pepsico's fast-food restaurants. We see immediate synergies and efficiencies resulting from the combination of its new and existing business. All of these positions are top ten holdings that we believe should exhibit improving credit trends.

In addition, we took advantage of certain trading opportunities that we carefully researched. These included Coleman Holdings Inc., a premier consumer products company that recently underwent a major operational restructuring; Advanced Radio Telecom Corp., a wireless CLEC whose bonds we believed to be extremely cheap based on the company's underlying asset value; and Shoppers Food Warehouse Corp. (0.75%), a regional operator of retail food stores owned by the Dart Group Corp. and a possible candidate for sale. All of these positions greatly contributed to our first-quarter returns.

In summary, we believe we have put together a solid portfolio that is well positioned for continued strong performance. Our objective continues to be to generate a competitive dividend yield and high total returns from a professionally selected, diversified portfolio of higher yield securities; pursuing select trading ideas; actively participating in the new issue market; and identifying unit transactions (securities composed of debt, equity or equity warrants), which may allow us at times to sell the debt components and to "strip" out the warrants for longer-term appreciation potential.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

          [LOGO]
Robert S. Reitzes
President
Bear Stearns Investment Trust and
The Bear Stearns Funds

-------

*          International investing involves risks such as currency exchange-rate volatility, possible political, social, or economic instability and differences in taxation and other financial standards.
**         Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.
(1)        For the fiscal year ended March 31, 1998, the Debt Portfolio's Class A shares had a total return of 14.84%, including the initial 3.75% maximum sales charge in effect at the beginning of the period.
(2)        For the fiscal year ended March 31, 1998, the Bond Portfolio's Class A shares had a total return of 5.31%, including the initial 3.75% maximum sales charge in effect at the beginning of the period.
(3)        For the fiscal year ended March 31, 1998, the High Yield Portfolio's Class A shares had a total return of 3.39%, including the initial 4.50% maximum sales charge.

Bear Stearns Asset Management Inc. has waived its investment management/advisory fee and agreed voluntarily to reimburse a portion of each Portfolio's operating expenses, as necessary, to maintain the expense limitation as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements, if any; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
                  CLASS A SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              EMERGING MARKETS DEBT PORTFOLIO
                                                                                     SALOMON BROTHERS EMERGING
                                                               CLASS A SHARES     MARKETS DEBT MUTUAL FUND INDEX
May 4, 1995                                                          $9,625.00                           $10,000.00
                                                                    $10,203.47                           $10,950.00
Sept. 30, 1995                                                      $10,805.20                           $11,450.00
                                                                    $11,876.53                           $12,600.00
Mar. 31, 1996                                                       $12,666.70                           $13,400.00
                                                                    $14,107.20                           $14,300.00
Sept. 30, 1996                                                      $15,590.00                           $16,331.00
                                                                    $16,718.60                           $17,799.00
Mar. 31, 1997                                                       $16,907.10                           $18,013.00
                                                                    $18,650.60                           $19,950.00
Sept. 30, 1997                                                      $19,966.20                           $21,400.00
                                                                    $19,160.90                           $20,847.00
Mar. 31, 1998                                                       $20,172.00                           $21,960.00
Past performance is not predictive of future performance.

              EMERGING MARKETS DEBT PORTFOLIO
                                                                CONSUMER PRICE INDEX
May 4, 1995                                                                 $10,013.17
                                                                            $10,039.50
Sept. 30, 1995                                                              $10,085.58
                                                                            $10,138.25
Mar. 31, 1996                                                               $10,243.58
                                                                            $10,322.58
Sept. 30, 1996                                                              $10,388.41
                                                                            $10,480.58
Mar. 31, 1997                                                               $10,526.66
                                                                            $10,589.00
Sept. 30, 1997                                                              $10,626.00
                                                                            $10,665.53
Mar. 31, 1998                                                               $10,672.00
Past performance is not predictive of future performance.

                                          TOTAL RETURNS
                                                            ONE YEAR ENDED           AVERAGE
                                                            MARCH 31, 1998          ANNUAL(4)
                                                          -------------------  -------------------
Emerging Markets Debt Portfolio(2)
    Class A shares(5)...................................           14.84%               27.25%
    Class C shares(3)...................................           18.66                28.96
Salomon Brothers Emerging Markets Debt Mutual Fund
    Index(1)............................................           21.91                31.01
Consumer Price Index(1).................................            1.31                 2.26

----------

(1)        The chart assumes a hypothetical $10,000 initial investment in the Debt Portfolio and reflects all portfolio expenses.
           Investors should note that the Debt Portfolio is a professionally managed mutual fund while the indices are either unmanaged and do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A shares only.
(2)        Bear Stearns Asset Management Inc. waived its investment management fee and agreed voluntarily to reimburse a portion of the Debt Portfolio's operating expenses, as necessary, to maintain the expense limitation, as set forth in the notes to the financial statements. Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of the expense limitations.
(3)        Assuming no redemption of shares at the end of the period, the return of Class C shares (for which July 26, 1995 was the initial public offering date) would have been higher than Class A shares if operations were commenced on the same day.
           The higher return is due to the fact that there is no initial sales charge on Class C shares.
(4)        Commencing May 4, 1995, Bear Stearns Asset Management Inc. assumed the daily portfolio management responsibility for the
           Debt Portfolio. Total returns for Class A shares are shown for the period May 4, 1995 through March 31, 1998. For the period May 3, 1993 (commencement of investment operations) through May 3, 1995 the Debt Portfolio's investment adviser was BEA Associates and those results are not shown.
(5)        Reflects the initial maximum sales charge in effect at the beginning of the period (3.75%). Without the applicable sales charge, the total returns would have been 19.31% and 28.94%, respectively, for each period shown.

THE                     BEAR                    STEARNS                    FUNDS

                          Total Return Bond Portfolio
             COMPARISON OF CHANGE IN VALUE OF $10,000 INVESTMENT IN
               CLASS A AND C SHARES(1)(2)(3) VS. VARIOUS INDICES
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                TOTAL RETURN BOND PORTFOLIO
                                                               CLASS A SHARES     CLASS C SHARES
Apr. 5, 1995                                                          $9,625.00         $10,000.00
                                                                     $10,027.00         $10,412.00
Sept. 30, 1995                                                       $10,260.00         $10,587.00
                                                                     $10,679.00         $11,064.00
Mar. 31, 1996                                                        $10,430.00         $10,797.00
                                                                     $10,467.00         $10,824.00
Sept. 30, 1996                                                       $10,644.00         $10,996.00
                                                                     $10,972.00         $11,332.00
Mar. 31, 1997                                                        $10,908.00         $11,245.00
                                                                     $11,308.00         $11,648.00
Sept. 30, 1997                                                       $11,659.00         $11,998.00
                                                                     $11,799.60         $12,130.40
Mar. 31, 1998                                                        $11,932.00         $12,247.00
Past performance is not predictive of future performance.

                TOTAL RETURN BOND PORTFOLIO
                                                                         SALOMON BROTHERS
                                                                 BROAD INVESTMENT GRADE BOND INDEX       CONSUMER PRICE INDEX
Apr. 5, 1995                                                                               $10,000.00                $10,000.00
                                                                                           $10,568.00                $10,079.00
Sept. 30, 1995                                                                             $10,767.00                $10,126.00
                                                                                           $11,234.00                $10,185.00
Mar. 31, 1996                                                                              $11,038.00                $10,284.00
                                                                                           $11,092.00                $10,357.00
Sept. 30, 1996                                                                             $11,300.00                $10,436.00
                                                                                           $11,641.00                $10,522.00
Mar. 31, 1997                                                                              $11,581.00                $10,568.00
                                                                                           $11,998.00                $10,595.00
Sept. 30, 1997                                                                             $12,397.00                $10,661.00
                                                                                           $12,762.65                $10,700.66
Mar. 31, 1998                                                                              $12,968.31                $10,707.27
Past performance is not predictive of future performance.

                                 TOTAL RETURNS
                                            ONE YEAR ENDED         AVERAGE
                                            MARCH 31, 1998        ANNUAL(4)
                                           -----------------  -----------------
Total Return Bond Portfolio(2)
    Class A shares(5)....................           5.31%              6.08%
    Class C shares.......................           8.92               7.01
    Class Y shares(3)....................           9.81               6.81
Salomon Brothers Broad Investment Grade
    Bond Index(1)........................          11.98               9.08
Consumer Price Index(1)..................           1.31               2.31

----------

(1)        The chart assumes a hypothetical $10,000 initial investment in the Bond Portfolio and reflects all portfolio expenses.
           Investors should note that the Bond Portfolio is a professionally managed mutual fund while the indices are unmanaged, do not incur sales charges or expenses and are not available for investment. Performance of the indices correspond to the performance of Class A and C shares.
(2)        Bear Stearns Asset Management Inc. waived its advisory fee and agreed voluntarily to reimburse a portion of the Bond
           Portfolio's operating expenses to maintain the expense limitation, as set forth in the notes to the financial statements.
           Total returns shown include fee waivers and expense reimbursements; total returns would have been lower had there been no assumption of fees and expenses in excess of expense limitations.
(3)        The return of Class Y shares (for which September 8, 1995 was the initial public offering date) would have been higher than Class A and C shares if operations were commenced on the same day. The higher return is due to the fact that there is no sales load, CDSC or 12b-1 fee charged to Class Y shares.
(4)        For the period of April 5, 1995 (commencement of investment operations) through March 31, 1998.
(5)        Reflects the initial maximum sales charge in effect at the beginning of the period (3.75% ) . Without the applicable sales charge, the total returns would have been 9.43% and 7.45%, respectively, for each period shown.

CDSC - Contingent Deferred Sales Charge

THE                     BEAR                    STEARNS                    FUNDS
                        Emerging Markets Debt Portfolio
                                 MARCH 31, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                           TOP TEN COUNTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF NET
RANK COUNTRY                                                ASSETS
------------------------------------------------------  ---------------
  1. Argentina.........................................         15.15
  2. Brazil............................................         14.59
  3. Mexico............................................         14.48
  4. Russia............................................          5.95
  5. Peru..............................................          4.86
  6. Nigeria...........................................          4.78
  7. Venezuela.........................................          4.76
  8. Ecuador...........................................          4.69
  9. Panama............................................          4.54
 10. Morocco...........................................          4.45

--------------------------------------------------------------------------------
                                TOP TEN ISSUERS*
--------------------------------------------------------------------------------

                                                                           SECURITY       PERCENT OF
RANK ISSUER                                               CURRENCY           TYPE         NET ASSETS
------------------------------------------------------  ------------  ------------------  ----------
  1. Republic of Argentina............................. U.S. dollar   Brady bond             15.15
  2. Federal Republic of Brazil........................ U.S. dollar   Brady bond             14.59
  3. United Mexican States............................. U.S. dollar   Brady bond             14.48
  4. Russia............................................ U.S. dollar   Loan Participation      5.95
  5. The Republic of Peru.............................. U.S. dollar   Brady bond              4.86
  6. Central Bank of Nigeria........................... U.S. dollar   Brady bond              4.78
  7. Republic of Venezuela............................. U.S. dollar   Brady bond              4.76
  8. The Republic of Ecuador........................... U.S. dollar   Brady bond              4.69
  9. The Republic of Panama............................ U.S. dollar   Brady bond              4.54
 10. The Kingdom of Morocco............................ U.S. dollar   Loan Participation      4.45

-------

*          The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                          Total Return Bond Portfolio
                                 MARCH 31, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                            TOP INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                        PERCENT OF NET
RANK INDUSTRY                                               ASSETS
------------------------------------------------------  ---------------
  1. Industrial........................................         26.15
  2. U.S. Government Agency Obligations................         22.02
  3. Finance...........................................         17.52
  4. Asset-Backed......................................         17.47
  5. U.S. Government Obligations.......................          8.79
  6. Utilities.........................................          7.34

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                   PERCENT OF
RANK HOLDINGS                                                   INDUSTRY           NET ASSETS
------------------------------------------------------  -------------------------  ----------
  1. Government National Mortgage Association.......... U.S. Government Agency        14.11
                                                        Obligations
  2. U.S. Treasury Notes............................... U.S. Government                8.79
                                                        Obligations
  3. Morgan Stanley Capital I Inc...................... Asset-Backed                   6.55
  4. IRT Property Company.............................. Finance                        5.85
  5. TCA Cable TV, Inc................................. Industrial                     5.69
  6. Panamerican Beverages, Inc........................ Industrial                     5.43
  7. Federal National Mortgage Association............. U.S. Government Agency         5.01
                                                        Obligations
  8. LG-Caltex Oil Corporation......................... Industrial                     4.82
  9. Western Resources Inc............................. Utilities                      4.76
 10. AFC Mortgage Loan Asset-Backed Certificates....... Asset-Backed                   4.28

-------

*          The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS
                       High Yield Total Return Portfolio
                                 MARCH 31, 1998
                                  (UNAUDITED)
--------------------------------------------------------------------------------
                          TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------

                                                          PERCENT OF
RANK INDUSTRY                                             NET ASSETS
------------------------------------------------------  ---------------
  1. Telecommunications................................          8.10
  2. Industrial Products...............................          7.26
  3. Food, Beverage & Tobacco..........................          7.22
  4. Forest - Paper Products...........................          6.62
  5. Long Distance Telephone Services..................          6.46
  6. Steels - Metals - Mining..........................          6.40
  7. Textiles - Apparel................................          6.36
  8. Television Broadcasting...........................          4.46
  9. Supermarkets & Distributors.......................          4.33
 10. Gaming............................................          3.61

--------------------------------------------------------------------------------
                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------

                                                                                     PERCENT OF
RANK HOLDINGS                                                   INDUSTRY             NET ASSETS
------------------------------------------------------  -------------------------  ---------------
  1. AP Holdings Inc................................... Other Consumer                      2.47
                                                        Non-Cyclicals
  2. WinStar Communications, Inc....................... Telecommunications                  2.26
  3. Richmont Marketing Specialists.................... Food, Beverage & Tobacco            2.20
  4. Nebco Evans Holdings Co........................... Food, Beverage & Tobacco            2.17
  5. Acme Television LLC............................... Television Broadcasting             1.64
  6. Barak I.T.C....................................... Long Distance Telephone             1.64
                                                        Services
  7. PriCellular Wire.................................. Cellular Communications             1.60
  8. Twin Laboratories Inc............................. Health Care                         1.55
  9. Px Escrow Corp.................................... Motion Picture Exhibition           1.50
 10. Comforce Operating Inc............................ Other Consumer Cyclicals            1.50

-------

*          The Portfolio's holdings will change over time.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS -- 89.42%

                ARGENTINA - 15.15%
                SOVEREIGN
     1,200      Republic of Argentina, Discount Bond, Series L
                  (a)(b)..........................................  6.875%     03/31/23  $ 1,041,750
     2,375      Republic of Argentina, FRB Bearer (a)(b)..........  6.688      03/31/05    2,191,999
     3,350      Republic of Argentina, Par Bond (b)(c)............  5.500      03/31/23    2,573,219
                                                                                         -----------
                Total Argentina (cost - $5,374,406)...............                         5,806,968
                                                                                         -----------

                BRAZIL - 14.59%
                SOVEREIGN
     2,252      Federal Republic of Brazil, Capitalization Bond
                  (b)(c)..........................................  8.000      04/15/14    1,900,136
       900      Federal Republic of Brazil, DCB (a)(b)............  6.750      04/15/12      726,187
       725      Federal Republic of Brazil, DCB (a)(b)............  6.750      04/15/12      584,984
     1,000      Federal Republic of Brazil, Discount Bond, Series
                  Z-L (a)(b)......................................  6.688      04/15/24      853,750
       417      Federal Republic of Brazil, EI Bond (a)(b)........  6.688      04/15/06      376,932
       400      Federal Republic of Brazil, FLIRB Bearer (a)(b)...  4.500      04/15/09      315,480
       975      Federal Republic of Brazil, NMB, Series L
                  (a)(b)..........................................  6.750      04/15/09      833,625
                                                                                         -----------
                Total Brazil (cost - $5,585,418)..................                         5,591,094
                                                                                         -----------

                BULGARIA - 4.28%
                SOVEREIGN
       900      Republic of Bulgaria, FLIRB, Series A (a)(b)......  2.250      07/28/12      602,438
       625      Republic of Bulgaria, IAB Bearer (a)(b)...........  6.563      07/28/11      489,844
       700      Republic of Bulgaria, IAB Registered (a)(b).......  6.563      07/28/11      548,625
                                                                                         -----------
                Total Bulgaria (cost - $1,274,718)................                         1,640,907
                                                                                         -----------

                ECUADOR - 4.69%
                SOVEREIGN
     1,350      The Republic of Ecuador, Discount Bond (a)(b).....  6.688      02/28/25    1,008,281
     1,224      The Republic of Ecuador, PDI Bearer Bond (a)(b)...  6.688      02/27/15      790,967
                                                                                         -----------
                Total Ecuador (cost - $1,728,697).................                         1,799,248
                                                                                         -----------

                MEXICO - 14.48%
                SOVEREIGN
       100      United Mexican States, Par Bond, Series A (b).....  6.250      12/31/19       85,375
     6,400      United Mexican States, Par Bond, Series B (b).....  6.250      12/31/19    5,464,000
                                                                                         -----------
                Total Mexico (cost - $4,871,676)..................                         5,549,375
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                MOROCCO - 4.45%
                SOVEREIGN
     1,900      The Kingdom of Morocco, Tranche A, Loan
                  Participation (a) (cost - $1,389,264)...........  5.844%     01/01/09  $ 1,705,250
                                                                                         -----------

                NIGERIA - 4.78%
                SOVEREIGN
     2,500      Central Bank of Nigeria, Par Bond (b)(c)(d)
                  (cost - $1,720,992).............................  6.250      11/15/20    1,832,813
                                                                                         -----------

                PANAMA - 4.54%
                SOVEREIGN
     1,175      The Republic of Panama, IRB (a)(b)................  3.750      07/17/14      942,938
       937      The Republic of Panama, PDI Bond (a)(b)...........  6.563      07/17/16      798,482
                                                                                         -----------
                Total Panama (cost - $1,657,789)..................                         1,741,420
                                                                                         -----------

                PERU - 4.86%
                SOVEREIGN
       400      The Republic of Peru, Discount Bond (a)(b)........  6.688      03/08/27      333,500
       250      The Republic of Peru, FLIRB (b)(c)................  3.250      03/07/17      157,188
       150      The Republic of Peru, PDI Bond (b)(c).............  4.000      03/07/17      103,125
     1,846      The Republic of Peru, PDI Bond (a)(b).............  4.000      03/07/17    1,269,125
                                                                                         -----------
                Total Peru (cost - $1,397,552)....................                         1,862,938
                                                                                         -----------

                PHILIPPINES - 4.16%
                SOVEREIGN
     1,050      Republic of the Philippines, FLIRB, Series B
                  (a)(b)..........................................  6.000      06/01/08      948,885
       725      Republic of the Philippines, Par Bond, Series B
                  (b)(c)..........................................  6.500      12/01/17      646,609
                                                                                         -----------
                Total Philippines (cost - $1,647,116).............                         1,595,494
                                                                                         -----------

                POLAND - 2.73%
                SOVEREIGN
       900      Delphes Co. No. 2 Ltd. (b)(c).....................  7.750      05/05/09      911,250
       150      The Polish People's Republic, PDI Bearer Bond
                  (b)(c)..........................................  4.000      10/27/14      134,719
                                                                                         -----------
                Total Poland (cost - $1,028,561)..................                         1,045,969
                                                                                         -----------

                RUSSIA - 5.95%
                SOVEREIGN
       939      Russia, IAN Series (a)............................  6.719      12/15/15      663,353
     2,550      Russia, Principal Loan (a)........................  6.719      12/15/20    1,617,656
                                                                                         -----------
                Total Russia (cost - $2,236,566)..................                         2,281,009
                                                                                         -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

----------------------------------------------------------------------------------------------------
   PRINCIPAL
    AMOUNT                                                          INTEREST   MATURITY
   (000'S)+                                                           RATE       DATE       VALUE

----------------------------------------------------------------------------------------------------
                LONG-TERM DEBT INVESTMENTS (CONTINUED)
                VENEZUELA - 4.76%
                SOVEREIGN
     1,429      Republic of Venezuela, DCB (a)(b).................  6.813%     12/18/07  $ 1,302,678
       600      Republic of Venezuela, Par Bond, Series B
                  (b)(e)..........................................  6.750      03/31/20      520,875
                                                                                         -----------
                Total Venezuela (cost - $1,708,429)...............                         1,823,553
                                                                                         -----------
                Total Long-Term Debt Investments
                  (cost - $31,621,184)............................                        34,276,038
                                                                                         -----------

                SHORT-TERM INVESTMENT -- 5.43%

                GRAND CAYMAN - 5.43%
     2,083      Brown Brothers Harriman & Co.
                  (cost - $2,083,000).............................  5.250         *        2,083,000
                                                                                         -----------
                Total Investments -- 94.85%
                  (cost $33,704,184)..............................                        36,359,038
                Other assets in excess of liabilities -- 5.15%....                         1,972,330
                                                                                         -----------
                Net Assets -- 100.00%.............................                       $38,331,368
                                                                                         -----------
                                                                                         -----------

---------

+          Denominated in United States dollars.
*          Variable rate call account. Rate resets on a daily basis, amounts available generally on the same business day.
(a)        Adjustable rate; rate based on London Interbank Offered Rate (LIBOR).
(b)        Brady bond.
(c)        Step-up coupon; coupon increases at periodic intervals.
(d)        With additional 2,500 warrants attached, with no market value.
(e)        With additional 2,000 warrants attached, with no market value.
DCB        Debt Conversion Bond.
EI         Eligible Interest.
FLIRB      Front Loaded Interest Reduction Bond.
FRB        Floating Rate Bond.
IAB        Interest Arrears Bond.
IAN        Interest Arrears Note.
IRB        Interest Reduction Bond.
NMD        New Money Bond.
PDI        Past Due Interest.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                          INTEREST         MATURITY
 (000'S)                                                            RATE             DATE           VALUE

------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 99.29%
            CORPORATE OBLIGATIONS - 68.48%
            ASSET-BACKED - 17.47%
$     373   AFC Mortgage Loan Asset-Backed Certificates,
              Series 1994-1, Class 1A.........................      6.400   %      03/25/24       $  371,689
      251   Ford Credit 1995-B Grantor Trust, Asset-Backed
              Certificates, Class A...........................      5.900          10/15/00          250,819
      540   Morgan Stanley Capital I Inc., Series 1997-C1,
              Class A-1B, Commercial Mortgage Pass-Through
              Certificates....................................      7.460          03/01/04          568,687
      300   Washington Mutual Capital I, Subordinated Capital
              Income Securities, Washington Mutual Inc.
              Guaranteed......................................      8.375          06/01/27          326,250
                                                                                                  ----------
                                                                                                   1,517,445
                                                                                                  ----------
            FINANCE - 17.52%
      350   Aetna Services Inc., Aetna Inc. Guaranteed........      6.970          08/15/36          365,312
      200   Berkley, W.R. Capital Trust, Berkley, W.R. Inc.
              Guaranteed......................................      8.197          12/15/45          207,500
      250   Hutchison Whampoa Financial, Hutchison Whampoa
              Ltd. Guaranteed*................................      7.500          08/01/27          225,625
      500   IRT Property Company, Senior Notes................      7.250          08/15/07          508,125
      200   Markel Capital Trust 1, Series B, Capital
              Securities, Markel Corporation Guaranteed*......      8.710          01/01/46          215,000
                                                                                                  ----------
                                                                                                   1,521,562
                                                                                                  ----------
            INDUSTRIAL - 26.15%
      500   LG-Caltex Oil Corporation, Unsecured Notes*.......      7.500          07/15/07          418,746
      200   MedPartners, Inc., Senior Subordinated Notes......      6.875          09/01/00          192,750
      250   News America, Inc.*...............................      6.750          01/09/38          248,125
      475   Panamerican Beverages, Inc., Senior Notes*........      7.250          07/01/09          472,031
      200   Sony Corporation, Unsubordinated Notes............      6.125          03/04/03          199,500
      500   TCA Cable TV, Inc.................................      6.530          02/01/28          494,375
      250   Time Warner Inc., Pass-Thru Asset Trust
              Securities*.....................................      4.900          07/29/99          245,937
                                                                                                  ----------
                                                                                                   2,271,464
                                                                                                  ----------
            UTILITIES - 7.34%
      250   Empresa Electrica del Norte Grande S.A., Senior
              Loan Participation Certificates*................      7.750          03/15/06          224,016
      400   Western Resources Inc.............................      7.125          08/01/09          413,500
                                                                                                  ----------
                                                                                                     637,516
                                                                                                  ----------
            Total Corporate Obligations
              (cost - $5,965,048).............................                                     5,947,987
                                                                                                  ----------
            U.S. GOVERNMENT AGENCY OBLIGATIONS - 22.02%
            FEDERAL HOME LOAN MORTGAGE CORPORATION - 2.90%
      250   Federal Home Loan Mortgage Corporation............      6.500          01/01/01          252,041
                                                                                                  ----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                          Total Return Bond Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

------------------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                          INTEREST         MATURITY
 (000'S)                                                          RATE(S)          DATE(S)          VALUE

------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            FEDERAL NATIONAL MORTGAGE ASSOCIATION - 5.01%
$     443   Federal National Mortgage Association.............  5.250-6.500%  01/15/03-03/01/28   $  435,490
                                                                                                  ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION - 14.11%
      821   Government National Mortgage Association..........      7.000     12/06/05-03/15/28      828,959
      400   Government National Mortgage Association, TBA.....      6.500          07/01/25          396,375
                                                                                                  ----------
                                                                                                   1,225,334
                                                                                                  ----------
            Total U.S. Government Agency Obligations
              (cost - $1,922,804).............................                                     1,912,865
                                                                                                  ----------
            U.S. GOVERNMENT OBLIGATIONS - 8.79%
            U.S. TREASURY NOTES - 8.79%
      750   U.S. Treasury Notes (cost - $755,527).............  5.875-6.625   11/30/01-07/31/01      763,264
                                                                                                  ----------
            Total Long-Term Debt Investments
              (cost - $8,643,379).............................                                     8,624,116
                                                                                                  ----------
            SHORT-TERM INVESTMENTS -- 7.66%
            DISCOUNT COMMERCIAL PAPER - 7.46%
      250   Centric Capital Corp.***..........................      5.550          04/30/98          248,882
      400   GE Capital Corp.***...............................      5.530          04/20/98          398,833
                                                                                                  ----------
                                                                                                     647,715
                                                                                                  ----------


  SHARES
----------
            INVESTMENT COMPANY - 0.20%
   17,496   The Milestone Funds Treasury Obligations
              Portfolio, Institutional Shares**...............                                        17,496
                                                                                                  ----------
            Total Short-Term Investments
              (cost - $665,211)...............................                                       665,211
                                                                                                  ----------
            Total Investments -- 106.95%
              (cost - $9,308,590).............................                                     9,289,327
            Liabilities in excess of other assets --
              (6.95)%.........................................                                      (603,219)
                                                                                                  ----------
            Net Assets -- 100.00%.............................                                    $8,686,108
                                                                                                  ----------
                                                                                                  ----------

---------

TBA        To Be Announced. TBA securities are purchased on a firm commitment basis with an approximate principal and maturity. The actual principal and maturity date is determined upon settlement.
*          SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**         Money market fund.
***        A portion of which was segregated as collateral for TBA securities.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 102.58%

            UNITED STATES - 91.60%
            AUTOMOBILE MANUFACTURING RELATED - 2.88%
$     500   Prestolite Electric Inc., Senior Notes*...........     9.625%    02/01/08  $   513,750
      500   Stanadyne Automotive Corp., Senior Subordinated
              Notes*..........................................    10.250     12/15/07      512,500
                                                                                       -----------
                                                                                         1,026,250
                                                                                       -----------
            BUSINESS SERVICES - 1.45%
      500   Nationwide Credit Inc., Senior Notes*.............    10.250     01/15/08      516,250
                                                                                       -----------
            CELLULAR COMMUNICATIONS - 2.54%
      500   Crown Castle International Corp., Senior Discount
              Notes*++........................................    10.625     11/15/07      336,250
      500   PriCellular Wire, Senior Discount Notes, Series
              B...............................................    14.000     11/15/01      568,750
                                                                                       -----------
                                                                                           905,000
                                                                                       -----------
            CHEMICALS - 3.58%
      500   American Pacific Corporation, Senior Notes*.......     9.250     03/01/05      517,500
      500   Envirodyne Industries, Inc., Senior Notes.........    10.250     12/01/01      498,750
      250   Sterling Chemicals, Inc., Senior Subordinated
              Notes...........................................    11.750     08/15/06      258,125
                                                                                       -----------
                                                                                         1,274,375
                                                                                       -----------
            CONVENIENCE & DRUG RETAILERS - 1.43%
      500   Duane Reade Inc., Senior Subordinated Notes.......     9.250     02/15/08      510,000
                                                                                       -----------
            DIVERSIFIED - CONGLOMERATES - 2.16%
      500   Eagle-Picher Industries, Inc., Senior Subordinated
              Notes*..........................................     9.375     03/01/08      510,000
      250   Jordan Industries, Inc., Senior Notes, Series
              B*..............................................    10.375     08/01/07      259,375
                                                                                       -----------
                                                                                           769,375
                                                                                       -----------
            EXPLORATION & PRODUCTION - 2.80%
      500   Abraxas Petroleum Corporation, Senior Notes,
              Series B........................................    11.500     11/01/04      511,250
      500   National Energy Group, Inc., Senior Notes, Series
              D...............................................    10.750     11/01/06      485,000
                                                                                       -----------
                                                                                           996,250
                                                                                       -----------
            FABRICATED GLASS, PLASTICS & FIBERS - 2.35%
      250   American Architectural Products Corporation,
              Senior Notes*...................................    11.750     12/01/07      262,500
      500   Graham Packaging Co., Senior Discount Notes*++....    10.750     01/15/09      317,500
      250   Outsourcing Services Group, Senior Subordinated
              Notes*..........................................    10.875     03/01/06      255,625
                                                                                       -----------
                                                                                           835,625
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            FOOD, BEVERAGE & TOBACCO - 3.65%
$     500   North Atlantic Trading Company, Inc., Senior
              Notes, Series B, North Atlantic Trading Company,
              Inc. Guaranteed.................................    11.000%    06/15/04  $   516,250
      750   Richmont Marketing Specialists, Senior
              Subordinated Notes*.............................    10.125     12/15/07      781,875
                                                                                       -----------
                                                                                         1,298,125
                                                                                       -----------
            FOREST - PAPER PRODUCTS - 6.62%
      250   Bear Island LLC, Senior Notes*....................    10.000     12/01/07      259,375
      250   Bear Island LLC, Senior Notes*....................    10.000     12/01/07      259,375
      250   Florida Coast Paper Company L.L.C., First
              Mortgage, Series B*.............................    12.750     06/01/03      270,625
      500   Pacific Lumber Company, Senior Notes..............    10.500     03/01/03      521,250
      250   Plainwell Inc., Senior Subordinated Notes*........    11.000     03/01/08      253,750
      500   SF Holdings Group Inc., Units*++..................    12.750     03/15/08      280,000
      500   Stone Container Corp., Senior Notes...............     9.875     02/01/01      511,875
                                                                                       -----------
                                                                                         2,356,250
                                                                                       -----------
            FREIGHT - CONTAINERS - SHIPPING - 0.73%
      250   Kitty Hawk, Inc., Senior Notes....................     9.950     11/15/04      260,000
                                                                                       -----------
            GAMING - 3.61%
      250   Hard Rock Hotel Inc., Senior Subordinated
              Notes*..........................................     9.250     04/01/05      255,625
      500   Lady Luck Gaming Corp.............................    11.875     03/01/01      513,750
      500   Venetian Casino Resort LLC*.......................    12.250     11/15/04      517,500
                                                                                       -----------
                                                                                         1,286,875
                                                                                       -----------
            HEALTH CARE - 3.02%
      500   Paracelsus Healthcare Corporation, Senior
              Subordinated Notes..............................    10.000     08/15/06      522,500
      500   Twin Laboratories Inc., Senior Subordinated Notes,
              Twin Laboratories Inc.
              Guaranteed......................................    10.250     05/15/06      553,750
                                                                                       -----------
                                                                                         1,076,250
                                                                                       -----------
            INDUSTRIAL PRODUCTS - 4.36%
      250   AMTROL, Inc., Senior Subordinated Notes...........    10.625     12/31/06      259,062
      500   Day International Group, Inc., Senior Subordinated
              Notes*..........................................     9.500     03/15/08      508,750
      500   Roller Bearing Co. of America, Senior Subordinated
              Notes, Series B.................................     9.625     06/15/07      516,250
      250   Ryder TRS, Inc., Senior Subordinated Notes........    10.000     12/01/06      270,000
                                                                                       -----------
                                                                                         1,554,062
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            INTERNATIONAL CABLE - 1.73%
$     500   Diva Systems Corp., Units*++......................    12.625%    03/01/08  $   285,000
      500   NTL Incorporated, Senior Notes*++.................     9.750     04/01/08      329,375
                                                                                       -----------
                                                                                           614,375
                                                                                       -----------
            LODGING & LEISURE - 2.04%
      250   Premier Cruise Ltd, Senior Notes*.................    11.000     03/15/08      247,500
      750   Premier Parks Inc., Senior Discount Notes++.......    10.000     04/01/08      479,063
                                                                                       -----------
                                                                                           726,563
                                                                                       -----------
            LONG DISTANCE TELEPHONE SERVICES - 4.82%
      250   Econophone, Inc., Senior Discount Notes*++........    11.000     02/15/08      145,625
      500   Facilicom International, Senior Notes*............    10.500     01/15/08      523,750
      500   Global Telesystems Group, Inc., Senior Notes......     9.875     02/15/05      518,125
      500   Jordan Telecommunication Products, Inc., Series B,
              Senior Notes....................................     9.875     08/01/07      530,625
                                                                                       -----------
                                                                                         1,718,125
                                                                                       -----------
            MOTION PICTURE EXHIBITION - 2.20%
      250   Production Resource Group, Senior Subordinated
              Notes*..........................................    11.500     01/15/08      247,187
      750   Px Escrow Corp., Senior Discount Notes*++.........     9.625     02/01/06      535,313
                                                                                       -----------
                                                                                           782,500
                                                                                       -----------
            OIL SERVICES - 1.28%
      500   Universal Compression Holdings, Senior Discount
              Notes*++........................................    11.375     02/15/09      300,000
      250   Universal Compression Inc., Senior Discount
              Notes*++........................................    11.375     02/15/08      155,625
                                                                                       -----------
                                                                                           455,625
                                                                                       -----------
            OTHER CONSUMER CYCLICALS - 2.22%
      500   Comforce Operating Inc., Senior Notes*............    12.000     12/01/07      535,000
      250   Hedstrom Corporation, Senior Subordinated Notes,
              Hedstrom Holdings, Inc. Guaranteed..............    10.000     06/01/07      256,875
                                                                                       -----------
                                                                                           791,875
                                                                                       -----------
            OTHER CONSUMER NON-CYCLICALS - 2.47%
    1,500   AP Holdings Inc., Senior Discount Notes*++........    11.250     03/15/08      881,250
                                                                                       -----------
            OTHER FINANCE - 1.39%
      250   AmeriCredit Corp., Senior Notes*..................     9.250     02/01/04      247,188
      250   Delta Financial Corporation, Senior Notes.........     9.500     08/01/04      246,875
                                                                                       -----------
                                                                                           494,063
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            PAGING SERVICES - 0.43%
$     250   PageMart Wireless, Inc., Senior Discount
              Notes*++........................................    11.250%    02/01/08  $   153,750
                                                                                       -----------
            PUBLISHING - 1.88%
      250   Liberty Group Operating, Senior Subordinated
              Notes*..........................................     9.375     02/01/08      256,250
      250   Liberty Group Publishing, Senior Discount
              Notes*++........................................    11.625     02/01/09      150,625
      250   Sullivan Graphics Inc., Senior Subordinated
              Notes...........................................    12.750     08/01/05      262,500
                                                                                       -----------
                                                                                           669,375
                                                                                       -----------
            RETAILERS - 1.50%
      500   Phar-Mor, Inc., Senior Notes......................    11.720     09/11/02      533,125
                                                                                       -----------
            SATELLITES - 1.46%
      500   American Mobile Satellite Corporation, Units*.....    12.250     04/01/08      520,000
                                                                                       -----------
            STEELS - METALS - MINING - 4.96%
      500   Anker Coal Group Inc., Senior Notes*..............     9.750     10/01/07      492,500
      250   EnviroSource, Inc., Senior Notes..................     9.750     06/15/03      255,625
      500   Renco Steel Holdings, Senior Notes*...............    10.875     02/01/05      518,750
      500   WHX Corporation, Senior Notes*....................    10.500     04/15/05      500,000
                                                                                       -----------
                                                                                         1,766,875
                                                                                       -----------
            SUPERMARKETS & DISTRIBUTORS - 4.33%
      250   Big 5 Corp., Senior Notes*........................    10.875     11/15/07      256,875
      250   Big 5 Holdings Inc., Senior Subordinated Notes,
              Series B........................................    13.625     09/15/02      257,500
      500   Dairy Mart Convenience Stores, Inc., Senior
              Subordinated Notes..............................    10.250     03/15/04      500,000
      250   Jitney-Jungle Stores of America, Inc., Senior
              Subordinated Notes..............................    10.375     09/15/07      260,625
      250   Shoppers Food Warehouse Corp., Senior Notes, SFX
              Holding Corp. Guaranteed........................     9.750     06/15/04      267,500
                                                                                       -----------
                                                                                         1,542,500
                                                                                       -----------
            TECHNOLOGY - 1.47%
      500   Fairchild Semiconductor Corp., Senior Subordinated
              Notes...........................................    10.125     03/15/07      522,500
                                                                                       -----------
            TELECOMMUNICATIONS - 6.47%
      250   21st Century Telecom Group, Inc., Senior Discount
              Notes*++........................................    12.250     02/15/08      147,500
      500   American Communications Services, Inc., Senior
              Discount Notes++................................    12.750     04/01/06      407,500
      500   GST USA, Inc., Senior Discount Notes++............    13.875     12/15/05      417,500
      250   Intermedia Communications, Inc., Senior Notes,
              Series B*.......................................     8.500     01/15/08      262,500
      500   KMC Telecom Holdings Inc., Units*++...............    12.500     02/15/08      300,000
      250   MGC Communications Inc., Senior Notes, Series B...    13.000     10/01/04      260,625
      500   WinStar Communications, Inc., Senior Subordinated
              Notes*..........................................    10.000     03/15/08      508,750
                                                                                       -----------
                                                                                         2,304,375
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            TELEVISION BROADCASTING - 3.41%
$     710   Acme Televison LLC, Senior Discount Notes*++......    10.875%    09/30/04  $   583,975
      500   Falcon Holdings Group L.P., Senior Discount
              Notes*++........................................     9.285     04/15/10      316,645
      500   Lin Holdings Corp., Senior Discount Notes*++......    10.000     03/01/08      314,375
                                                                                       -----------
                                                                                         1,214,995
                                                                                       -----------
            TEXTILES - APPAREL - 6.36%
      500   Anvil Knitwear, Inc., Senior Notes, Series B*.....    10.875     03/15/07      522,500
      200   Consoltex Group Inc., Senior Subordinated Notes,
              Series B........................................    11.000     10/01/03      212,000
      500   Galey & Lord, Inc., Senior Subordinated Notes*....     9.125     03/01/08      507,500
      500   Imperial Home Decor Group, Senior Subordinated
              Notes*..........................................    11.000     03/15/08      511,250
      500   Tultex Corporation, Inc., Tultex Corporation, Inc.
              Guaranteed......................................     9.625     04/15/07      510,000
                                                                                       -----------
                                                                                         2,263,250
                                                                                       -----------
            Total United States (cost - $32,183,099)..........                          32,619,808
                                                                                       -----------
            AUSTRALIA - 1.43%
            STEELS - METALS - MINING - 1.43%
      250   Centaur Mining & Exploration Limited, Centaur
              Nickel Guaranteed*..............................    11.000     12/01/07      260,625
      250   Murrin Murrin Holdings PTY, Senior Notes+.........     9.375     08/31/07      250,000
                                                                                       -----------
            Total Australia (cost - $507,599).................                             510,625
                                                                                       -----------
            CANADA - 5.10%
            AEROSPACE - DEFENSE - 1.48%
      500   Derlan Manufacturing, Senior Yankee Notes.........    10.000     01/15/07      526,875
                                                                                       -----------
            EXPLORATION & PRODUCTION - 0.72%
      250   Pacalta Resources Ltd., Senior Yankee Notes,
              Series B........................................    10.750     06/15/04      256,875
                                                                                       -----------
            INDUSTRIAL PRODUCTS - 2.90%
      250   International Utility Structures, Senior
              Subordinated Notes*.............................    10.750     02/01/08      261,250
      250   International Utility Structures, Units*..........    13.000     02/01/08      260,000
      500   Trench Electric & Trench Inc., Trench Electric
              Guaranteed*.....................................    10.250     12/15/07      511,250
                                                                                       -----------
                                                                                         1,032,500
                                                                                       -----------
            Total Canada (cost - $1,787,962)..................                           1,816,250
                                                                                       -----------
            CYPRUS - 1.41%
            FREIGHT - CONTAINERS - SHIPPING - 1.41%
      500   American Reefer Co., Ltd., First Mortgage*
              (cost - $508,120)...............................    10.250     03/01/08      502,500
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
PRINCIPAL
  AMOUNT                                                         INTEREST    MATURITY
 (000'S)                                                           RATE        DATE       VALUE

--------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)
            ISRAEL - 1.64%
            LONG DISTANCE TELEPHONE SERVICES - 1.64%
$   1,000   Barak I.T.C., Senior Discount Notes*++
              (cost - $589,373)...............................    12.500%    11/15/07  $   583,750
                                                                                       -----------
            MEXICO - 1.40%
            FOOD, BEVERAGE & TOBACCO - 1.40%
      500   Grupo Azucarero Mexico, S.A. de C.V., Senior
              Notes*
              (cost - $493,664)...............................    11.500     01/15/05      497,500
                                                                                       -----------
            Total Long-Term Debt Investments
              (cost - $36,069,817)............................                          36,530,433
                                                                                       -----------


  SHARES
----------
            LONG-TERM EQUITY INVESTMENTS - 6.39%

            PREFERRED STOCKS - UNITED STATES - 6.39%
            CELLULAR COMMUNICATIONS - 0.75%
      250   Dobson Communications Corp.*+++...................    12.250        --         267,945
                                                                                       -----------
            FOOD, BEVERAGE & TOBACCO - 2.17%
      750   Nebco Evans Holdings Co.*.........................    11.250        --         773,906
                                                                                       -----------
            NORTH AMERICAN CABLE SERVICES - 0.82%
    2,500   Adelphia Communications Corp., Series B*+++.......    13.000        --         290,714
                                                                                       -----------
            TELECOMMUNICATIONS - 1.60%
      250   21st Century Telecom Group, Inc., Units*+++.......    13.750        --         275,387
      250   WinStar Communications, Inc.*+++..................    14.250        --         295,005
                                                                                       -----------
                                                                                           570,392
                                                                                       -----------
            TELEVISION BROADCASTING - 1.05%
      356   Paxson Communications Corporation+++..............    12.500        --         372,540
                                                                                       -----------
            Total Long-Term Equity Investments
              (cost - $2,176,256).............................                           2,275,497
                                                                                       -----------

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                                 MARCH 31, 1998

--------------------------------------------------------------------------------------------------
  SHARES                                                                                  VALUE

--------------------------------------------------------------------------------------------------
            WARRANTS -- 0.02%
            TELECOMMUNICATIONS - 0.02%
      250   MGC Communications, Inc. (expiring 10/01/04)
              (cost - $8,750).................................                         $     8,750
                                                                                       -----------
            SHORT-TERM INVESTMENT -- 1.89%
            INVESTMENT COMPANY - 1.89%
  674,741   The Milestone Funds Treasury Obligations
              Portfolio, Institutional Shares**
              (cost - $674,741)...............................                             674,741
                                                                                       -----------
            Total Investments -- 110.88%
              (cost - $38,929,564)............................                          39,489,421
            Liabilities in excess of other assets --
              (10.88)%........................................                          (3,877,021)
                                                                                       -----------
            Net Assets -- 100.00%.............................                         $35,612,400
                                                                                       -----------
                                                                                       -----------

---------

*          SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
**         Money market fund.
+          Pro-rata sinking fund has been established.
++         Coupon rate is zero until step-up date. Step-up rate is provided.
+++        Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                      STATEMENT OF ASSETS AND LIABILITIES

                                 MARCH 31, 1998

                                                    EMERGING MARKETS    TOTAL RETURN    HIGH YIELD TOTAL
                                                     DEBT PORTFOLIO    BOND PORTFOLIO   RETURN PORTFOLIO
                                                    ----------------   --------------   ----------------
ASSETS
  Investments, at value (cost - $33,704,184,
    $9,308,590 and $38,929,564, respectively).....    $ 36,359,038      $  9,289,327      $ 39,489,421
  Receivable for Portfolio shares sold............          69,763                --         1,321,872
  Receivable for investments sold.................       1,144,248           496,563         1,162,213
  Receivable for open forward foreign currency
    exchange contracts............................         123,138                --                --
  Receivable from investment manager/adviser......          56,886            10,328            30,223
  Interest and dividends receivable...............         648,788            95,774           666,121
  Deferred organization expenses and other
    assets........................................          60,761            52,825           132,855
                                                    ----------------   --------------   ----------------
        Total assets..............................      38,462,622         9,944,817        42,802,705
                                                    ----------------   --------------   ----------------
LIABILITIES
  Payable for investments purchased...............              --         1,149,426         6,925,246
  Payable for Portfolio shares repurchased........          21,183                --               509
  Distribution fee payable (Class A, B and C
    shares).......................................          39,025             6,288            28,566
  Dividends payable...............................              --            20,502            72,395
  Organization expenses payable...................              --                --            56,234
  Investment management fee payable...............             481                --                --
  Custodian fee payable...........................          21,280             4,090                78
  Administration fee payable......................              --             2,704             7,181
  Accrued expenses................................          49,285            75,699           100,096
                                                    ----------------   --------------   ----------------
        Total liabilities.........................         131,254         1,258,709         7,190,305
                                                    ----------------   --------------   ----------------
NET ASSETS
  Capital stock, $0.001 par value (unlimited
    shares of beneficial interest authorized).....           3,196               702             2,798
  Paid-in capital.................................      34,902,327         8,531,245        34,667,408
  Undistributed net investment income.............          37,723                --                --
  Accumulated net realized gain from investments
    and foreign currency related transactions, if
    any...........................................         610,130           173,424           382,337
  Net unrealized appreciation/(depreciation) on
    investments and foreign currency related
    transactions, if any..........................       2,777,992           (19,263)          559,857
                                                    ----------------   --------------   ----------------
        Net assets................................    $ 38,331,368      $  8,686,108      $ 35,612,400
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS A
  Net assets......................................    $ 33,448,396      $  2,925,980      $ 18,301,087
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......       2,787,194           236,507         1,437,735
                                                    ----------------   --------------   ----------------
  Net asset value per share.......................          $12.00            $12.37            $12.73
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
  Maximum offering price per share (net asset
    value plus sales charge of 4.50%* of the
    offering price)...............................          $12.57            $12.95            $13.33
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS B
  Net assets......................................    $    565,960      $     17,853      $  6,013,049
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......          47,357             1,443           472,393
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................          $11.95            $12.37            $12.73
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS C
  Net assets......................................    $  4,317,012      $  1,402,824      $ 11,298,264
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......         361,115           113,394           887,582
                                                    ----------------   --------------   ----------------
  Net asset value and offering price per
    share**.......................................          $11.95            $12.37            $12.73
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------
CLASS Y
  Net assets......................................              --      $  4,339,451                --
                                                    ----------------   --------------   ----------------
  Shares of beneficial interest outstanding.......              --           350,666                --
                                                    ----------------   --------------   ----------------
  Net asset value, offering and redemption price
    per share.....................................              --            $12.37                --
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

----------

*          On investments of $50,000 or more, the offering price is reduced.
**         Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                            STATEMENT OF OPERATIONS

                    FOR THE FISCAL YEAR ENDED MARCH 31, 1998

                                                                                        HIGH YIELD TOTAL
                                                    EMERGING MARKETS    TOTAL RETURN         RETURN
                                                     DEBT PORTFOLIO    BOND PORTFOLIO      PORTFOLIO*
                                                    ----------------   --------------   ----------------
INVESTMENT INCOME
  Interest........................................    $  3,654,267      $  1,348,801      $    406,210
  Dividends.......................................              --            53,164            32,217
                                                    ----------------   --------------   ----------------
                                                         3,654,267         1,401,965           438,427
                                                    ----------------   --------------   ----------------
EXPENSES
  Investment management/advisory fees.............         435,752            91,715            28,723
  Legal and auditing fees.........................         176,849            39,898            22,416
  Accounting fees.................................          80,121            98,944             5,468
  Transfer agent fees and expenses................          53,936            99,961             1,003
  Distribution fees - Class A.....................         120,046            11,111             8,354
  Distribution fees - Class B.....................             782                21             7,019
  Distribution fees - Class C.....................          29,812            10,434            13,194
  Federal and state registration fees.............          68,644            41,448            20,090
  Amortization of organization expenses...........          54,732            12,961             2,063
  Reports and notices to shareholders.............          47,957            10,999             6,339
  Custodian fees and expenses.....................          39,499            11,501             2,721
  Administration fees.............................              --            30,572             7,181
  Insurance expenses..............................          13,828            13,296               243
  Trustees' fees and expenses.....................          12,485             4,301             1,000
  Other...........................................           4,571             3,098             2,259
                                                    ----------------   --------------   ----------------
      Total expenses before waivers and related
        reimbursements............................       1,139,014           480,260           128,073
      Less: waivers and related reimbursements....        (385,863)         (366,834)          (70,593)
                                                    ----------------   --------------   ----------------
      Total expenses after waivers and related
        reimbursements............................         753,151           113,426            57,480
                                                    ----------------   --------------   ----------------
  Net investment income...........................       2,901,116         1,288,539           380,947
                                                    ----------------   --------------   ----------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain from:
    Investments...................................       3,615,063           268,245           382,337
    Foreign currency related transactions.........           9,706                --                --
  Net change in unrealized
    appreciation/(depreciation) on:
    Investments...................................          17,794           281,692           559,857
    Foreign currency related transactions.........         123,138                --                --
                                                    ----------------   --------------   ----------------
  Net realized and unrealized gain on
    investments...................................       3,765,701           549,937           942,194
                                                    ----------------   --------------   ----------------
NET INCREASE IN NET ASSETS RESULTING FROM
 OPERATIONS.......................................    $  6,666,817      $  1,838,476      $  1,323,141
                                                    ----------------   --------------   ----------------
                                                    ----------------   --------------   ----------------

--------

*          For the period January 2, 1998 (commencement of investment operations) through March 31, 1998.

The accompanying notes are an integral part of the financial statements.

THE                     BEAR                    STEARNS                    FUNDS

                       STATEMENT OF CHANGES IN NET ASSETS

                                                        EMERGING MARKETS              TOTAL RETURN
                                                         DEBT PORTFOLIO              BOND PORTFOLIO        HIGH YIELD TOTAL
                                                    -------------------------  --------------------------  RETURN PORTFOLIO
                                                                                                           -----------------
                                                      FOR THE FISCAL YEARS     FOR THE FISCAL YEARS ENDED   FOR THE PERIOD
                                                         ENDED MARCH 31,               MARCH 31,           JANUARY 2, 1998*
                                                    -------------------------  --------------------------  THROUGH MARCH 31,
                                                        1998         1997          1998          1997            1998
                                                    ------------  -----------  ------------  ------------  -----------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income...........................  $  2,901,116  $ 2,612,145  $  1,288,539  $  1,366,916     $   380,947
  Net realized gain/(loss) from investments and
    foreign currency related transactions, if
    any...........................................     3,624,769    3,672,807       268,245       (61,189)        382,337
  Net change in unrealized appreciation/
    (depreciation) on investments and foreign
    currency related transactions, if any.........       140,932    2,855,740       281,692      (148,563)        559,857
                                                    ------------  -----------  ------------  ------------  -----------------
  Net increase in net assets resulting from
    operations....................................     6,666,817    9,140,692     1,838,476     1,157,164       1,323,141
                                                    ------------  -----------  ------------  ------------  -----------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares................................    (2,590,726)  (2,452,281)     (194,516)     (262,042)       (213,477)
    Class B shares................................        (9,337)          --          (111)           --         (58,135)
    Class C shares................................      (281,260)    (105,187)      (70,620)      (92,135)       (109,335)
    Class Y shares................................            --           --    (1,023,292)   (1,012,739)             --
                                                    ------------  -----------  ------------  ------------  -----------------
                                                      (2,881,323)  (2,557,468)   (1,288,539)   (1,366,916)       (380,947)
                                                    ------------  -----------  ------------  ------------  -----------------
  Net realized capital gains
    Class A shares................................      (833,408)          --        (4,235)      (10,555)             --
    Class C shares................................       (96,366)          --        (2,042)       (4,155)             --
    Class Y shares................................            --           --       (25,301)      (38,149)             --
                                                    ------------  -----------  ------------  ------------  -----------------
                                                        (929,774)          --       (31,578)      (52,859)             --
                                                    ------------  -----------  ------------  ------------  -----------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares............    10,697,786    8,277,741     6,734,676    11,283,204      35,248,122
  Cost of shares repurchased......................   (13,467,125)  (9,849,056)  (17,586,264)  (12,702,583)       (754,186)
  Shares issued in reinvestment of dividends......     2,477,379    1,693,825     1,148,623     1,111,988         176,234
                                                    ------------  -----------  ------------  ------------  -----------------
  Net increase/(decrease) in net assets derived
    from shares of beneficial interest
    transactions..................................      (291,960)     122,510    (9,702,965)     (307,391)     34,670,170
                                                    ------------  -----------  ------------  ------------  -----------------
  Total increase/(decrease) in net assets.........     2,563,760    6,705,734    (9,184,606)     (570,002)     35,612,364
NET ASSETS
  Beginning of period.............................    35,767,608   29,061,874    17,870,714    18,440,716              36
                                                    ------------  -----------  ------------  ------------  -----------------
  End of period**.................................  $ 38,331,368  $35,767,608  $  8,686,108  $ 17,870,714     $35,612,400
                                                    ------------  -----------  ------------  ------------  -----------------
                                                    ------------  -----------  ------------  ------------  -----------------

--------

*          Commencement of investment operations.
**         Emerging Markets Debt Portfolio includes undistributed net investment income of $37,723 and $17,930, respectively.

The accompanying notes are an integral part of the financial statements.

                 (This page has been intentionally left blank.)

THE                     BEAR                    STEARNS                    FUNDS

                              FINANCIAL HIGHLIGHTS
   -------------------------------------------------------------------------

Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                            NET
                              NET                      REALIZED AND
                             ASSET                      UNREALIZED       DIVIDENDS    DISTRIBUTIONS
                             VALUE,         NET       GAIN/(LOSS) ON     FROM NET        FROM NET
                           BEGINNING    INVESTMENT      INVESTMENTS     INVESTMENT       REALIZED
                           OF PERIOD    INCOME *(4)        *(5)           INCOME      CAPITAL GAINS
                           ----------   -----------   ---------------   -----------   --------------
EMERGING MARKETS DEBT
 PORTFOLIO(1)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................    $11.14        $ 0.91          $1.17           $(0.92)        $(0.30)
  For the fiscal year
    ended March 31,
    1997.................      9.02          0.85           2.10            (0.83)            --
  For the fiscal year
    ended March 31,
    1996.................      6.90          0.91           2.13            (0.92)            --
  For the fiscal year
    ended March 31,
    1995.................      8.98          0.79          (1.85)           (0.77)         (0.25)
  For the period May 3,
    1993 through March
    31, 1994.............      9.55          0.66          (0.55)           (0.65)         (0.03)
CLASS B
  For the period January
    12, 1998 through
    March 31, 1998.......     11.33          0.21           0.61            (0.20)            --
CLASS C
  For the fiscal year
    ended March 31,
    1998.................     11.14          0.97           1.04            (0.90)         (0.30)
  For the fiscal year
    ended March 31,
    1997.................      9.04          0.84           2.07            (0.81)            --
  For the period July 26,
    1995 through March
    31, 1996.............      7.81          0.59           1.32            (0.68)            --

TOTAL RETURN BOND
 PORTFOLIO(2)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................     12.03          0.76           0.36            (0.76)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................     12.26          0.73          (0.20)           (0.73)         (0.03)
  For the period April 5,
    1995 through March
    31, 1996.............     12.00          0.71           0.30            (0.71)         (0.04)
CLASS B
  For the period February
    2, 1998 through March
    31, 1998.............     12.47          0.10          (0.10)           (0.10)            --
CLASS C
  For the fiscal year
    ended March 31,
    1998.................     12.03          0.70           0.36            (0.70)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................     12.26          0.68          (0.20)           (0.68)         (0.03)
  For the period April 5,
    1995 through March
    31, 1996.............     12.00          0.67           0.30            (0.67)         (0.04)
CLASS Y
  For the fiscal year
    ended March 31,
    1998.................     12.03          0.80           0.36            (0.80)         (0.02)
  For the fiscal year
    ended March 31,
    1997.................     12.26          0.77          (0.20)           (0.77)         (0.03)
  For the period
    September 8, 1995
    through March 31,
    1996.................     12.35          0.41          (0.05)           (0.41)         (0.04)

HIGH YIELD TOTAL RETURN
 PORTFOLIO(3)
CLASS A
  For the period January
    2, 1998 through March
    31, 1998.............     12.00          0.26           0.73            (0.26)            --
CLASS B
  For the period January
    2, 1998 through March
    31, 1998.............     12.00          0.24           0.73            (0.24)            --
CLASS C
  For the period January
    2, 1998 through March
    31, 1998.............     12.00          0.24           0.73            (0.24)            --

----------

  * Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
(1) Commencement of investment operations on May 3, 1993. Class B and C shares commenced its initial public offering on January 12, 1998 and July 26, 1995, respectively.
(2) Commencement of investment operations on April 5, 1995. Class B, C and Y shares commenced its initial public offering on February 2, 1998, April 5, 1995 and September 8, 1995, respectively.
(3)  Commencement of investment operations on January 2, 1998.
(4)  Reflects waivers and related reimbursements.

The accompanying notes are an integral part of the financial statements.

                                                                                            RATIO OF        INCREASE/(DECREASE)
                                                                                               NET              REFLECTED IN
                           NET ASSET                                         RATIO OF      INVESTMENT        EXPENSE RATIOS AND
                             VALUE,         TOTAL          NET ASSETS,      EXPENSES TO     INCOME TO      NET INVESTMENT INCOME
                             END OF       INVESTMENT      END OF PERIOD     AVERAGE NET    AVERAGE NET       DUE TO WAIVERS AND
                             PERIOD       RETURN(6)      (000'S OMITTED)     ASSETS(4)      ASSETS(4)      RELATED REIMBURSEMENTS
                           ----------   --------------   ----------------   -----------   -------------   ------------------------
EMERGING MARKETS DEBT
 PORTFOLIO(1)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................  $    12.00        19.31%          $ 33,448             1.75%          7.70%               1.01%
  For the fiscal year
    ended March 31,
    1997.................       11.14        33.48             33,185             2.00           7.95                0.80
  For the fiscal year
    ended March 31,
    1996.................        9.02        46.13             28,860             2.00          10.64                1.18
  For the fiscal year
    ended March 31,
    1995.................        6.90       (13.07)            28,049             2.00           8.86                0.53
  For the period May 3,
    1993 through March
    31, 1994.............        8.98         0.36             45,691             2.00(8)        7.24(8)             0.33(8)
CLASS B
  For the period January
    12, 1998 through
    March 31, 1998.......       11.95         7.29(7)             566             2.40(8)        7.13(7)(8)            2.25(7)(8)
CLASS C
  For the fiscal year
    ended March 31,
    1998.................       11.95        18.66              4,317             2.40           7.31                1.05
  For the fiscal year
    ended March 31,
    1997.................       11.14        32.97              2,583             2.40           7.59                0.64
  For the period July 26,
    1995 through March
    31, 1996.............        9.04        25.45(7)             202             2.40(8)        8.72(7)(8)            3.42(7)(8)

TOTAL RETURN BOND
 PORTFOLIO(2)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................       12.37         9.43              2,926             0.80           6.13                1.86
  For the fiscal year
    ended March 31,
    1997.................       12.03         4.40              3,367             0.80           5.99                1.73
  For the period April 5,
    1995 through March
    31, 1996.............       12.26         8.54              4,467             0.85(8)        5.76(8)             2.87(8)
CLASS B
  For the period February
    2, 1998 through March
    31, 1998.............       12.37        (0.04)(7)             18             1.45(8)        5.22(7)(8)            0.48(7)(8)
CLASS C
  For the fiscal year
    ended March 31,
    1998.................       12.37         8.92              1,403             1.28           5.60                1.80
  For the fiscal year
    ended March 31,
    1997.................       12.03         3.99              1,018             1.20           5.57                1.74
  For the period April 5,
    1995 through March
    31, 1996.............       12.26         8.13              1,775             1.25(8)        5.38(8)             2.95(8)
CLASS Y
  For the fiscal year
    ended March 31,
    1998.................       12.37         9.81              4,339             0.45           6.39                1.78
  For the fiscal year
    ended March 31,
    1997.................       12.03         4.77             13,486             0.45           6.34                1.73
  For the period
    September 8, 1995
    through March 31,
    1996.................       12.26         2.92(7)          12,199             0.45(8)        5.93(7)(8)            2.89(7)(8)

HIGH YIELD TOTAL RETURN
 PORTFOLIO(3)
CLASS A
  For the period January
    2, 1998 through March
    31, 1998.............       12.73         8.30             18,301             1.00(8)        9.14(8)             1.67(8)
CLASS B
  For the period January
    2, 1998 through March
    31, 1998.............       12.73         8.13              6,013             1.65(8)        8.46(8)             1.68(8)
CLASS C
  For the period January
    2, 1998 through March
    31, 1998.............       12.73         8.13             11,298             1.65(8)        8.46(8)             1.67(8)


                           PORTFOLIO
                           TURNOVER
                             RATE
                           ---------
EMERGING MARKETS DEBT
 PORTFOLIO(1)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................    128.91%
  For the fiscal year
    ended March 31,
    1997.................    223.41
  For the fiscal year
    ended March 31,
    1996.................    266.46
  For the fiscal year
    ended March 31,
    1995.................     35.01
  For the period May 3,
    1993 through March
    31, 1994.............    100.85
CLASS B
  For the period January
    12, 1998 through
    March 31, 1998.......    128.91
CLASS C
  For the fiscal year
    ended March 31,
    1998.................    128.91
  For the fiscal year
    ended March 31,
    1997.................    223.41
  For the period July 26,
    1995 through March
    31, 1996.............    266.46
TOTAL RETURN BOND
 PORTFOLIO(2)
CLASS A
  For the fiscal year
    ended March 31,
    1998.................    244.78
  For the fiscal year
    ended March 31,
    1997.................    262.95
  For the period April 5,
    1995 through March
    31, 1996.............    107.35
CLASS B
  For the period February
    2, 1998 through March
    31, 1998.............    244.78
CLASS C
  For the fiscal year
    ended March 31,
    1998.................    244.78
  For the fiscal year
    ended March 31,
    1997.................    262.95
  For the period April 5,
    1995 through March
    31, 1996.............    107.35
CLASS Y
  For the fiscal year
    ended March 31,
    1998.................    244.78
  For the fiscal year
    ended March 31,
    1997.................    262.95
  For the period
    September 8, 1995
    through March 31,
    1996.................    107.35
HIGH YIELD TOTAL RETURN
 PORTFOLIO(3)
CLASS A
  For the period January
    2, 1998 through March
    31, 1998.............    139.61
CLASS B
  For the period January
    2, 1998 through March
    31, 1998.............    139.61
CLASS C
  For the period January
    2, 1998 through March
    31, 1998.............    139.61

----------

(5) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods. For Emerging Markets Debt Portfolio net realized and unrealized gain/(loss) on investments include forward foreign currency exchange contracts and translation of foreign currency related transactions.
(6) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total investment return is not annualized.
(7) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to timing differences in the commencement of the intial public offerings.
(8)  Annualized.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                          Total Return Bond Portfolio
                       High Yield Total Return Portfolio
                         NOTES TO FINANCIAL STATEMENTS

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Bear Stearns Investment Trust (the "Trust") and The Bear Stearns Funds (the "Fund") were organized as Massachusetts business trusts on October 15, 1992 and September 29, 1994, respectively, and are registered with the Securities and Exchange Commission (the "Commission") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as open-end management investment companies. The Trust currently has one fund in operation, the Emerging Markets Debt Portfolio ("Debt Portfolio"), a non-diversified portfolio. On February 22, 1995, the Debt Portfolio changed its name from the Emerging Markets Debt Fund. As of the date hereof, the Debt Portfolio offers four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the Debt Portfolio has yet to commence its initial public offering. The Fund currently consists of ten separate portfolios: seven diversified portfolios, Prime Money Market Portfolio, Large Cap Value Portfolio, Small Cap Value Portfolio, International Equity Portfolio, Balanced Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Total Return Bond Portfolio ("Bond Portfolio"), and three non-diversified portfolios, The Insiders Select Fund, Focus List Portfolio and S&P STARS Portfolio. As of the date hereof, the Bond Portfolio and High Yield Portfolio offer four classes of shares, which have been designated as Class A, B, C and Y shares. Class Y shares of the High Yield Portfolio has yet to commence its initial public offering. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

ORGANIZATIONAL MATTERS -- Prior to commencing investment operations on May 3, 1993, April 5, 1995 and January 2, 1998, the Debt Portfolio, Bond Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios"), respectively, did not have any transactions other than those relating to organizational matters and the sale of shares of beneficial interest of the Trust to Bear Stearns Asset Management Inc. ("BSAM" or the "Adviser"), formerly known as Bear Stearns Funds Management Inc. and shares of beneficial interest of the Bond Portfolio and High Yield Portfolio to Bear, Stearns & Co., Inc. ("Bear Stearns" or the "Distributor") as follows:

PORTFOLIOS                                  CLASS A        CLASS B        CLASS C
----------------------------------------  ------------   ------------   ------------
Debt Portfolio..........................        10,472           --               --
Bond Portfolio..........................         1,041           --            1,041
High Yield Portfolio....................             1            1                1

Costs of $273,667, $76,571 and $56,234 which were incurred by the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively, in connection with the organization of its shares, have been deferred and are being amortized using the straight-line method over the period of benefit not exceeding sixty months, beginning with the commencement of investment operations of each Portfolio. In the event that BSAM or Bear Stearns or any transferee thereof redeems any of its original shares prior to the end of the sixty month period, the proceeds of the redemption payable in respect of such shares shall be reduced by the pro rata share (based on the proportionate share of the original shares redeemed to the total number of original shares outstanding at the time of the redemption) of the unamortized deferred organization expenses as of the date of such redemption. In the event that any of the Portfolios are liquidated prior to the end of the sixty month period, BSAM or Bear Stearns or any transferee thereof shall bear the unamortized deferred organization expenses.

MANAGEMENT ESTIMATES -- The preparation of financial statements in accordance with generally accepted accounting principles requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION -- Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest on each business day, with the exception of those days on which the New York Stock Exchange is closed.

The assets of the Debt Portfolio are not listed on security exchanges or traded on other regulated markets, therefore, in the absence of reported sales prices on a valuation date, assets generally will be valued at the mean of the last bid and offer quotations. In the absence of reported bid and offer quotations on such valuation date, such assets will be valued from the broker bids of at least one market maker. In the absence of current broker bids or if PFPC Inc. ("PFPC"), in consultation with the Valuation Committee, concludes that such broker bids are not indicative of the fair value for such assets by reason of the illiquidity of a particular security or investment, or other factors, the value of such assets will be recorded at their fair value determined in good faith by PFPC after consultation with the Valuation Committee. In making this determination the Valuation Committee will consider, among other things, publicly available information regarding the issuer, market conditions and values ascribed to comparable companies. In instances where the price determined above is deemed not to represent fair market value, the price is determined in such manner as the Board of Trustees may prescribe. Any assets which are denominated in a foreign currency are converted into U.S. dollars at the prevailing market rates for purposes of calculating net asset value.

For the Bond Portfolio and High Yield Portfolio, substantially all of the investments (including short-term investments) are valued at each business day by one or more independent pricing services (the "Service") approved by the Fund's Board of Trustees. Securities valued by the Service for which quoted bid prices in the judgment of the Service are readily available and are representative of the bid side of the market are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities).

The amortized cost method of valuation is used with respect to debt obligations with 60 days or less remaining to maturity, unless this method does not represent fair value. Expenses and fees, including the respective investment management and advisory, administration and distribution fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class will differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from investments and foreign currency related transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Debt Portfolio's net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). For the Bond Portfolio and High Yield Portfolio, net investment income (other than distribution fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

FOREIGN CURRENCY TRANSLATION -- The books and records of the Debt Portfolio are maintained in U.S. dollars as follows: (1) the market value of investment securities and other assets and liabilities stated in foreign currencies are translated at the exchange rates prevailing at the end of the period; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of Operations. The Debt Portfolio does not generally isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments. However, the Debt Portfolio does isolate the effect of fluctuations in foreign exchange rates when determining the gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to U.S. federal income tax regulations; such amount is categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS -- The Debt Portfolio is permitted to enter into forward foreign currency exchange contracts solely for purposes of protecting against adverse changes in foreign currency exchange rates. The Debt Portfolio may enter into contracts to purchase foreign currencies to protect against a rise in the U.S. dollar price of securities it has purchased pending final settlement, or it may enter into contracts to sell foreign currencies to protect against the decline in value of its non-dollar denominated securities due to a decline in the value of foreign currencies against the U.S. dollar. When the Debt Portfolio enters into a forward foreign currency exchange contract to buy a foreign currency, it will place cash or readily marketable securities in a segregated account in an amount equal to the value of its total assets committed to the consummation of the forward contract. If the value of the securities placed in the segregated account declines, additional cash or securities will be placed in the account so that the value of the account will equal the amount of the Debt Portfolio's commitment with respect to the contract. Investors should be aware that the forward currency market for the purchase of U.S. dollars in many emerging countries is not highly developed and that in certain emerging countries no forward market for foreign currencies currently exists or that such market may be closed to investment by the Debt Portfolio.

The Debt Portfolio's open forward foreign currency exchange contracts at March 31, 1998 were as follows:

                                           DELIVERY
                                             VALUE
                                            (LOCAL     SETTLEMENT                             UNREALIZED
CURRENCY                                   CURRENCY)      DATE         COST         VALUE        GAIN
----------------------------------------  -----------  -----------  -----------  -----------  -----------
PURCHASE:
Korean won..............................  964,725,000    05/26/98   $   570,000  $   681,255  $   111,255
SALE:
Japanese yen............................  73,112,760     04/23/98       550,523      562,406       11,883
                                                                                              -----------
      Net unrealized gain...............                                                      $   123,138
                                                                                              -----------
                                                                                              -----------

U.S. FEDERAL TAX STATUS -- Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

FOREIGN WITHHOLDING TAXES -- Income received from sources outside of the United States may be subject to withholding and other taxes imposed by countries other than the United States.

DIVIDENDS AND DISTRIBUTIONS -- The Debt Portfolio declares and pays as quarterly dividends to shareholders substantially all of its net investment income. The Bond Portfolio and High Yield Portfolio declare dividends from net investment income on each day the New York Stock Exchange is open for business. These dividends on the Bond Portfolio and High Yield Portfolio are paid usually on or about the twentieth day of each month. Distribution of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

As of December 4, 1997, Bear Stearns Asset Management Inc., formerly known as Bear Stearns Funds Management Inc., delegated certain administrative services to a separate administrator, of the same name, Bear Stearns Funds Management Inc. ("BSFM"), a newly created wholly-owned subsidiary of The Bear Stearns Companies Inc. The Adviser is staffed by the same personnel and performs the same services called for by the respective Investment Management and Advisory Agreement before its name change. On February 4, 1998, at a regular meeting of the Fund's Board of Trustees, the Board approved the respective Investment Management and Advisory Agreement with BSAM and the related delegation of duties to BSFM.

For the fiscal year ended March 31, 1998, BSAM served as the Debt Portfolio's investment manager pursuant to the Investment Management Agreement. For its investment management and administrative services, BSAM receives from the Debt Portfolio a monthly fee at an annual rate equal to 1.15% of the Debt Portfolio's average daily net assets up to $50 million, 1.00% of the Debt Portfolio's average daily net assets of more than $50 million but not in excess of $100 million and 0.70% of the Debt Portfolio's average daily net assets above $100 million. Prior to May 4, 1995, BEA Associates served as investment adviser to the Debt Portfolio.

For the fiscal year ended March 31, 1998, BSAM served as the Bond Portfolio's and High Yield Portfolio's investment adviser pursuant to an Investment Advisory Agreement with the Bond Portfolio and High Yield Portfolio. Under the terms of the Investment Advisory Agreement, BSAM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the fiscal year ended March 31, 1998, BSFM served as administrator to the Bond Portfolio and High Yield Portfolio pursuant to an Administrative Agreement. BSFM is entitled to receive from the Bond Portfolio and High Yield Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets.

Under the terms of an Administrative Services Agreement with the Portfolios, PFPC provides certain accounting and administrative services to each Portfolio. For providing these services, PFPC is entitled to receive from the Portfolios a monthly fee equal to an annual rate of 0.10% of each Portfolio's average daily net assets up to $200 million, 0.075% of the next $200 million, 0.05% of the next $200 million, and 0.03% of the net assets above $600 million, subject to a minimum annual fee of $150,000 for each Portfolio. During the fiscal year ended March 31, 1998, PFPC has voluntarily waived a portion of its fee.

Effective December 24, 1997, BSAM voluntarily undertook to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 1.75%, 0.80% and 1.00% of the average daily net assets of Class A shares, 2.40%, 1.45% and 1.65% of the average daily net assets of Class B and C shares of the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively. Effective December 24, 1997, BSAM voluntarily undertook to continue to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 0.45% of the average daily net assets of Class Y shares of the Bond Portfolio. Prior to December 24, 1997, BSAM voluntarily undertook to limit the total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level of 2.00% and 2.40% of the average daily net assets of the Debt Portfolio's Class A and C shares, respectively, and 0.80%, 1.20% and 0.45% of the Bond Portfolio's average daily net assets for Class A, C and Y shares, respectively. As necessary, this limitation is effected by waivers by BSAM of its investment management/advisory fees and reimbursements of expenses exceeding the investment management/advisory fees. For the fiscal year ended March 31, 1998, BSAM waived advisory fees of $227,031, $91,715 and $28,723 for the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively. In addition, BSAM reimbursed $158,832, $275,119 and $41,870 for the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively, in order to maintain the voluntary expense limitation. The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM and BSFMI, serves as custodian to the Bond Portfolio and High Yield Portfolio.

DISTRIBUTION PLAN

The Trust, on behalf of the Debt Portfolio, has entered into an amended and restated Distribution and Servicing Plan (the "Prior Plan") pursuant to Rule 12b-1 under the Investment Company Act. Upon adoption of the Prior Plan by the shareholders of the Debt Portfolio on May 4, 1995, the Prior Plan increased the amount of 12b-1 fees on the Debt Portfolio's current shares, which have been designated Class A shares, from an annual rate of 0.25% of the Debt Portfolio to an annual rate of 0.35% of Class A shares (of which 0.25% was attributable to shareholder servicing). The Prior Plan provides for 12b-1 fees on Class C shares at an annual rate of 0.75% of the Debt Portfolio's Class C shares. Effective December 24, 1997, the Trust, on behalf of the Debt Portfolio, has adopted an amended and restated Distribution Plan (the "New Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Prior Plan, the Debt Portfolio still pays Bear Stearns a fee at an annual rate of 0.35% for Class A shares and under the New Plan, the Debt Portfolio pays Bear Stearns a fee at an annual rate of 0.75% for Class B and C shares. With respect to the Debt Portfolio's Class A shares, up to 0.25% of Class A will compensate institutions for personal service and maintenance of accounts holding the Debt Portfolio's Class A shares. The Trust, on behalf of Class B and C shares of the Debt Portfolio, has adopted a Shareholder Servicing Plan whereby the Debt Portfolio pays fees of up to 0.25% of its Class B and C shares.

The Fund, on behalf of the Bond Portfolio, has entered into a Distribution Plan and Servicing Plan (the "Prior Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Prior Distribution Plan, the Bond Portfolio paid Bear Stearns a fee at an annual rate of 0.35% for Class A shares (of which 0.25% was attributable to shareholder servicing) and 0.75% for Class C shares. Effective December 24, 1997, the Fund, on behalf of the Bond Portfolio, has adopted a Distribution Plan (the "New Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Prior Distribution Plan, the Bond Portfolio still pays Bear Stearns a fee at an annual rate of 0.35% for Class A shares and under the New Distribution Plan, the Bond Portfolio pays Bear Stearns a fee at an annual rate of 0.75% for Class B and C shares. With respect to the Bond Portfolio's Class A shares, up to 0.25% of Class A compensates institutions for personal service and maintenance of accounts holding the Bond Portfolio's Class A shares. The Fund, on behalf of Class B and C shares of the Bond Portfolio has adopted a Shareholder Servicing Plan whereby the Bond Portfolio pays fees of up to 0.25% of its Class B and C shares.

The Fund, on behalf of Class A, B and C shares of the High Yield Portfolio, has entered into a Distribution Plan (the "Distribution Plan") pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan in effect for the period December 24, 1997 through March 31, 1998, the High Yield Portfolio pays Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for Class B and C shares. The Fund, on behalf of Class A, B and C shares of the High Yield Portfolio, has adopted a Shareholder Servicing Plan (the "Shareholder Servicing Plan"). Under the Shareholder Servicing Plan in effect for the period December 24, 1997 through March 31, 1998, the High Yield Portfolio pays fees of up to 0.25% of its Class A, B and C shares.

Such fees are based on the average daily net assets in each class of each Portfolio and are accrued daily and paid quarterly or at such other intervals as the Board of Trustees may determine. For the fiscal year ended March 31, 1998, Bear Stearns earned $62,093, $12,660 and $17,547 for the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively, in distribution fees. Bear Stearns uses these fees to pay broker/dealers whose clients hold each Portfolio's shares and other distribution-related activities. For the same period, Bear Stearns earned $88,547, $8,906 and $11,020 for the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively, in shareholder servicing fees. Bear Stearns pays broker/ dealers and other financial institutions whose clients hold Portfolio shares primarily for shareholder liaison and other account maintenance services.

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. As a result of an undertaking by the Distributor, it reallowed all of the sales charges to its dealers selling Portfolio shares for the period April 3, 1995 through September 26, 1995 and the period February 15, 1996 through June 30, 1996. Furthermore, the Distributor has increased the compensation paid to its dealers selling Portfolio shares on net asset value transfers (purchases made by investors with the proceeds from a redemption of shares of an investment company sold with a sales charge or commission and not distributed by Bear Stearns) from 0.50% to 1.00% beginning April 15, 1996 until December 23, 1997. Effective December 24, 1997, the Distributor has increased the reallowance to all authorized dealers on net asset value transfers from 1.00% to 1.25%. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the fiscal year ended March 31, 1998, Bear Stearns has advised each Portfolio that it received approximately $88,900, $11,400 and $155,700 in front-end sales charges resulting from sales of Class A shares of the Debt Portfolio, Bond Portfolio and High Yield Portfolio, respectively. From these fees, Bear Stearns paid such sales charges to dealers which in turn paid commissions to salespersons. In addition, Bear Stearns has advised the Debt Portfolio and Bond Portfolio that during the period, it received approximately $1,900 and $100 from each Portfolio, respectively, in contingent deferred sales charges ("CDSC") upon certain redemptions by Class C shareholders. There were no amounts received in CDSC for Class B shares.

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at March 31, 1998, were $33,743,850, $9,308,590 and $38,930,489 for the Debt Portfolio, Bond
Portfolio and High Yield Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                              NET APPRECIATION/
PORTFOLIO                       APPRECIATION   DEPRECIATION    (DEPRECIATION)
------------------------------  ------------   ------------   -----------------
Debt Portfolio................   $ 2,732,599    $(117,411)       $2,615,188
Bond Portfolio................       135,103     (154,366)          (19,263)
High Yield Portfolio..........       613,218      (54,286)          558,932

For the fiscal year ended March 31, 1998, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                        PURCHASES      SALES
------------------------------  -----------  -----------
Debt Portfolio................  $45,850,795  $48,402,009
Bond Portfolio................   45,079,119   53,903,019
High Yield Portfolio*.........   64,251,608   26,449,125

---------
*  Commencement of investment operations on January 2, 1998.

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Effective December 24, 1997, Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. Prior to December 24, 1997, Class A shares of the Debt Portfolio and Bond Portfolio were sold with a front-end sales charge of up to 3.75%. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

At March 31, 1998, there was an unlimited amount of $0.001 par value shares of beneficial interest authorized for each Portfolio, of which BSAM owned 10,472 Class A shares of the Debt Portfolio and Bear Stearns owned 1,059 shares of Class A and 1,057 shares of Class C shares of the Bond Portfolio and 1 share each of Class A, B and C shares of the High Yield Portfolio, including reinvestment of dividends and distributions, if any. Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                      DEBT PORTFOLIO                           BOND PORTFOLIO
                                          --------------------------------------   --------------------------------------
                                            SALES     REPURCHASES  REINVESTMENTS     SALES     REPURCHASES  REINVESTMENTS
                                          ----------  -----------  -------------   ----------  -----------  -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     664,133    1,036,380      180,565         55,103      110,591      12,087
Value...................................  $7,891,033  $12,380,642   $2,128,341     $  681,376  $ 1,369,024    $149,576
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................     530,036      902,360      151,588        124,771      223,376      14,003
Value...................................  $5,729,161  $ 9,458,425   $1,601,260     $1,526,794  $ 2,719,344    $171,130
CLASS B*
FOR THE PERIOD ENDED MARCH 31, 1998
Shares..................................      46,940           --          417          1,442           --           1
Value...................................  $  546,764           --   $    4,933     $   18,014           --    $     13
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................     189,824       89,937       29,316         56,500       32,601       4,869
Value...................................  $2,259,989  $ 1,086,483   $  344,105     $  702,888  $   406,228    $ 60,310
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................     236,617       35,448        8,435         24,694       89,493       4,620
Value...................................  $2,548,580  $   390,631   $   92,565     $  301,360  $ 1,098,501    $ 56,453
CLASS Y**
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................          --           --           --        429,021    1,275,562      75,743
Value...................................          --           --           --     $5,332,398  $15,811,012    $938,724
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................          --           --           --        777,105      723,355      72,402
Value...................................          --           --           --     $9,455,050  $ 8,884,738    $884,405

                                                  HIGH YIELD PORTFOLIO (1)
                                          ----------------------------------------
                                             SALES     REPURCHASES   REINVESTMENTS
                                          -----------  -----------   -------------
CLASS A
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................    1,466,227     36,611          8,118
Value...................................  $18,130,818   $450,922       $102,477
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................           --         --             --
Value...................................           --         --             --
CLASS B*
FOR THE PERIOD ENDED MARCH 31, 1998
Shares..................................      481,123     10,726          1,995
Value...................................  $ 6,075,621   $235,284       $ 25,196
CLASS C
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................      897,573     13,841          3,849
Value...................................  $11,041,683   $ 67,980       $ 48,561
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................           --         --             --
Value...................................           --         --             --
CLASS Y**
FOR THE FISCAL YEAR ENDED MARCH 31, 1998
Shares..................................           --         --             --
Value...................................           --         --             --
FOR THE FISCAL YEAR ENDED MARCH 31, 1997
Shares..................................           --         --             --
Value...................................           --         --             --

----------

*          Class B shares commenced its initial public offering for the Debt Portfolio, Bond Portfolio and High Yield Portfolio on
           January 12, 1998, February 2, 1998 and December 29, 1997, respectively.
**         Class Y shares has yet to commence its initial public offering for the Debt Portfolio and High Yield Portfolio.
(1)        Commencement of investment operations on January 2, 1998.

CREDIT AGREEMENT

The Trust (on behalf of the Debt Portfolio) and the Fund (on behalf of the Bond Portfolio and High Yield Portfolio) have entered into a credit agreement with BankBoston, N.A. Small Cap Value Portfolio, Large Cap Value Portfolio, The Insiders Select Fund, S&P STARS Portfolio, Prime Money Market Portfolio, Balanced Portfolio, International Equity Portfolio and Focus List Portfolio are also parties to the credit agreement. The agreement provides that each party to the credit agreement is permitted to borrow in an amount equal to the lesser of $25 million or 25% of the net assets of a Portfolio. At no time shall the aggregate outstanding principal amount of all loans to any of the Portfolios exceed $25 million. Each Portfolio as a fundamental policy is permitted to borrow in an amount up to 33 1/3% of the value of such Portfolio's assets. However, each Portfolio currently intends to borrow money only for temporary or emergency (not leveraging) purposes in an amount up to 15% (10% for the Debt Portfolio) of its net assets. The line of credit will bear interest at the greater of: (i) the annual rate of interest announced from time to time from the bank at its head office as its Base Rate, or (ii) the Federal Funds Effective Rate plus 0.50%, or at the borrower's option, the rate quoted by BankBoston, N.A.

Each loan is payable on demand or upon termination of this credit agreement or, for money market loans, on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1998 were as follows:

                                AVERAGE    MAXIMUM     AVERAGE
                                 LOAN    LOAN AMOUNT   INTEREST
PORTFOLIO                       BALANCE  OUTSTANDING     RATE
------------------------------  -------  -----------   --------
Bond Portfolio................  $ 3,539  $  194,200      8.48%
High Yield Portfolio*.........   26,551   1,026,000      8.01

---------
*  Commencement of investment operations on January 2, 1998.

The Portfolios had no amounts outstanding under the line of credit agreement at March 31, 1998. The Debt Portfolio had no amounts outstanding under the line of credit agreement during the fiscal year ended March 31, 1998.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds"), possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

CONCENTRATION OF RISK -- DEBT PORTFOLIO

Investments in emerging market debt involve special risks. The issuer of the debt of the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or interest when due in accordance with the terms of such debt, and the Debt Portfolio may have limited legal recourse in the event of a default.

Certain emerging countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging country's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Debt Portfolio could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Debt Portfolio of any restrictions on investments.

Most securities markets in emerging market countries may have substantially less volume and are subject to less government supervision than U.S. securities markets. Securities of many issuers in emerging market countries may be less liquid and more volatile than securities of comparable domestic issuers. In addition, there is less regulation of securities exchanges, securities dealers, and listed and unlisted companies in emerging market countries than in the United States.

Securities denominated in currencies other than U.S. dollars are subject to changes in value due to fluctuations in exchange rates.

In addition, forward contracts are subject to the risk that the counterparty to the contract will default on its obligations. A default on the contract would deprive the Debt Portfolio of unrealized profits, the benefits of a currency hedge, increase transaction costs or force the Debt Portfolio to cover its purchase or sale commitments, if any, at the current market price. The Debt Portfolio will not enter into such transactions unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty is considered to be investment grade by BSAM.

THE                     BEAR                    STEARNS                    FUNDS

                        Emerging Markets Debt Portfolio
                          Total Return Bond Portfolio
                       High Yield Total Return Portfolio
                         REPORT OF INDEPENDENT AUDITORS

The Board of Trustees and Shareholders,
Emerging Markets Debt Portfolio
(A series of the Bear Stearns Investment Trust)
Total Return Bond Portfolio
High Yield Total Return Portfolio
(Series of The Bear Stearns Funds):

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Emerging Markets Debt Portfolio, Total Return Bond Portfolio and High Yield Total Return Portfolio (collectively, the "Portfolios") as of March 31, 1998, and the related statements of operations, changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1998 by correspondence with the custodian and brokers, and where replies were not received, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Emerging Markets Debt Portfolio, Total Return Bond Portfolio and High Yield Total Return Portfolio at March 31, 1998, the results of their operations, the changes in their net assets and the financial highlights for each of the periods presented in conformity with generally accepted accounting principles.

Deloitte & Touche LLP
New York, New York
May 8, 1998

THE                     BEAR                    STEARNS                    FUNDS
                        Emerging Markets Debt Portfolio
                          Total Return Bond Portfolio
                       High Yield Total Return Portfolio
                   SHAREHOLDER TAX INFORMATION -- (UNAUDITED)

Each Portfolio is required by Subchapter M of the Internal Revenue Code of 1986, as amended, to advise its shareholders within 60 days of each Portfolio's fiscal year end (March 31, 1998) as to the U.S. federal tax status of dividends and distributions received by each Portfolio's shareholders in respect of such fiscal year. During the fiscal year ended March 31, 1998, the following dividends and distributions per share were paid by each of the Portfolios:

EMERGING MARKETS DEBT PORTFOLIO

        NET INVESTMENT INCOME           20 PERCENT RATE GAINS
-------------------------------------  ------------------------
  CLASS A      CLASS B      CLASS C      CLASS A      CLASS C
-----------  -----------  -----------  -----------  -----------
$    0.9200  $    0.2035  $    0.9015  $    0.3049  $    0.3049
-----------  -----------  -----------  -----------  -----------
-----------  -----------  -----------  -----------  -----------

There were no ordinary income dividends from the Emerging Markets Debt Portfolio which would qualify for the dividends received deduction available to corporate shareholders. All Portfolio dividends and distributions were derived from income and capital gains on foreign obligations; however they were not subject to foreign withholding taxes.

TOTAL RETURN BOND PORTFOLIO

                              NET INVESTMENT INCOME                                       SHORT-TERM CAPITAL GAINS
----------------------------------------------------------------------------------  -------------------------------------
      CLASS A              CLASS B              CLASS C              CLASS Y          CLASS A      CLASS C      CLASS Y
-------------------  -------------------  -------------------  -------------------  -----------  -----------  -----------
$       0.762770703  $       0.079770407  $       0.705466506  $       0.806271574  $    0.0170  $    0.0170  $    0.0170
-------------------  -------------------  -------------------  -------------------  -----------  -----------  -----------
-------------------  -------------------  -------------------  -------------------  -----------  -----------  -----------

There were no ordinary income dividends from the Total Return Bond Portfolio which would qualify for the dividends received deduction available to corporate shareholders.

HIGH YIELD TOTAL RETURN PORTFOLIO

                    NET INVESTMENT INCOME
-------------------------------------------------------------
      CLASS A              CLASS B              CLASS C
-------------------  -------------------  -------------------
$       0.231038643  $       0.213390102  $       0.213382031
-------------------  -------------------  -------------------
-------------------  -------------------  -------------------

There were no ordinary income dividends from the High Yield Total Return Portfolio which would qualify for the dividends received deduction available to corporate shareholders.

Because each Portfolio's fiscal year is not the calendar year, another notification will be sent with respect to calendar year 1998. The second notification, which will reflect the amount to be used by calendar year taxpayers on their U.S. federal income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 1999.

Foreign shareholders will generally be subject to U.S. withholding tax on the amount of their dividend. They will generally not be entitled to a foreign tax credit or deduction for the withholding taxes paid by the Portfolios, if any.

In general, dividends received by tax-exempt recipients (e.g., IRAs and Keoghs) need not be reported as taxable income for U.S. federal income tax purposes. However, some retirement trusts (e.g., corporate, Keogh and 403(b)(7) plans) may need this information for their annual information reporting.

Shareholders are advised to consult with their own tax advisers with respect to the tax consequences of their investment in the Portfolios.

TRUSTEES AND OFFICERS

Michael Minikes            Chairman of the Board
Robert S. Reitzes          President
Peter B. Fox               Trustee - Emerging Markets Debt
                           Portfolio
                           Executive Vice President - Total Return
                           Bond Portfolio and
                           High Yield Total Return Portfolio
William J. Montgoris       Executive Vice President - Total Return
                           Bond Portfolio and
                           High Yield Total Return Portfolio
Peter M. Bren              Trustee
Alan J. Dixon              Trustee - Total Return Bond Portfolio
                           and
                           High Yield Total Return Portfolio
John R. McKernan, Jr.      Trustee
M.B. Oglesby, Jr.          Trustee
Stephen A. Bornstein       Vice President
Donalda L. Fordyce         Vice President
Frank J. Maresca           Vice President and Treasurer
Ellen T. Arthur            Secretary
Vincent L. Pereira         Assistant Treasurer
Christina P. LaMastro      Assistant Secretary